SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                                   FORM 8-K



                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



                                 August 24, 2000
Date of Report ..............................................................
                       (Date of earliest event reported)

                           USAA Federal Savings Bank
 .............................................................................
            (Exact name of registrant as specified in its charter)
           (Originator of trusts described in registration statement
                              file no. 333-30840)


State of Delaware                 333-30840                   74-2291652
 .............................................................................
(State or other jurisdiction      (Commission)               (IRS Employer
  of incorporation)                 File No.)               Identification No.)


               10750 McDermott Freeway, San Antonio, Texas 78288
                ..............................................
                   (Address of principal executive offices)


                                                    (210) 498-2265
Registrant's telephone number, including area code....................


This filing relates to Registration Statement No. 333-30840

Item 5.  Other Events.
         ------------

     The Registrant is filing a form of Sale and Servicing Agreement and a form of Indenture as exhibits to its registration statement (file no. 333-30840).

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
         -------------------------------------------------------------------

     Listed below are the financial statements, pro forma financial information and exhibits, if any, filed as a part of this Report:

     (a)  Financial statements of businesses acquired;

          None

     (b)  Pro forma financial information:

          None

     (c)  Exhibits:

          Exhibit 4.2 and 99.1

                                  SIGNATURES
                                  ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    By:   USAA Federal Savings Bank
                                          ----------------------------

Date: August 24, 2000               By:   /s/ Michael J. Broker
                                          ----------------------------------
                                          Michael J. Broker
                                          Vice President and Banking Counsel

                                 EXHIBIT INDEX
                                 -------------

Exhibit
  No.             Description of Exhibit
-------           ----------------------

  4.2             Form of Indenture

 99.1             Form of Sale and Servicing Agreement